Scudder
Balanced
Fund

Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds

A fund that seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed-income securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                              Scudder Balanced Fund

--------------------------------------------------------------------------------
Date of Inception:  1/04/93  Total Net Assets as of       Ticker Symbol:  SCBAX
                             6/30/98: $202.7 million
--------------------------------------------------------------------------------

o For the six-month period ended June 30, 1998, Scudder Balanced Fund returned 12.69%, a performance that ranked the Fund in the top 9% of 409 balanced funds tracked by Lipper Analytical Services.

o Throughout the period, the Fund maintained approximately 60% of assets invested in equities and 40% in fixed income securities (including cash equivalents).

o The equity portion of the Fund was invested in stocks of large growth companies -- the best performing sector of the stock market over the six months.

o In the fixed income portion of the Fund, management lengthened duration to take advantage of declining interest rates and rising bond prices.




                                Table of Contents

   3  Letter from the Fund's President     16  Financial Statements
   4  Performance Update                   19  Financial Highlights
   5  Portfolio Summary                    20  Notes to Financial Statements
   6  Portfolio Management Discussion      24  Officers and Trustees
   9  Glossary of Investment Terms         25  Investment Products and Services
  10  Investment Portfolio                 26  Scudder Solutions


                           2 - Scudder Balanced Fund

                        Letter from the Fund's President

Dear Shareholders,

     For much of the first half of 1998, a strong dollar provided support to the domestic stock and bond markets, as many investors sought the perceived reliability of the large-cap growth stocks and quality of fixed income securities which comprise your Fund's holdings. High valuations of U.S. stocks and slowing economic and profit growth have tempered expectations for equities, despite generous returns for the six-month report period ended June 30, 1998. Scudder Balanced Fund's diversified approach helped it weather a period of increasing volatility in the equity markets, as the Fund turned in top tier performance for the six months. Your Fund's lead portfolio manager, Valerie F. Malter, discusses this environment and her investment strategy beginning on page 6.

     Considering the prolonged strong performance of the domestic equity markets, now may be a good time to review your asset allocation among stocks, bonds, and international securities. The rise of the U.S. stock market has had the effect of increasing the weighting of this asset class in many investors' portfolios. We encourage you to check your holdings periodically for adequate exposure to other asset classes including small-cap, international, and fixed income securities. We believe a diversified approach can provide the best opportunity for attractive returns and reduced risk over the long term.

     For those of you who want to keep apprised of new Scudder products, we would like to inform you of two new international funds which will commence operations on September 1st: Scudder International Growth Fund and Scudder International Value Fund. For more information on these new offerings, please call Scudder Investor Relations at 1-800-225-2470.

     Thank you for your continued investment in Scudder Balanced Fund. If you have any questions about your investment, please call Scudder Investor Relations at the number above or visit our Internet web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Balanced Fund


                           3 - Scudder Balanced Fund

PERFORMANCE UPDATE as of June 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

               Total Return
--------------------------------------------
Period           Growth
Ended              of                Average
6/30/98         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER BALANCED FUND
--------------------------------------------
1 Year         $ 12,161     21.61%    21.61%
5 Year         $ 20,055    100.55%    14.93%
Life of Fund*  $ 19,839     98.39%    13.30%

--------------------------------------------
S&P 500 INDEX (60%) and LBAB Index (40%)
--------------------------------------------
1 Year         $ 12,221     22.21%    22.21%
5 Year         $ 21,426    114.26%    16.45%
Life of Fund*  $ 22,364    123.64%    16.03%
--------------------------------------------
* The Fund commenced operations January 4, 1993.
  Index comparisons begin January 31, 1993.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER BALANCED FUND
Year            Amount
----------------------
1/31/93*       $10,000
6/93           $ 9,876
6/94           $ 9,823
6/95           $11,705
6/96           $13,584
6/97           $16,286
6/98           $19,806

S&P 500 INDEX
Year            Amount
----------------------
1/31/93*       $10,000
6/93           $10,399
6/94           $10,546
6/95           $13,293
6/96           $16,749
6/97           $22,564
6/98           $29,370

LBAB INDEX
Year            Amount
----------------------
1/31/93*       $10,000
6/93           $10,489
6/94           $10,351
6/95           $11,650
6/96           $12,234
6/97           $13,232
6/98           $14,626

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregrate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30

                       1993*     1994     1995     1996     1997     1998
                     ------------------------------------------------------
NET ASSET VALUE...   $ 11.82   $ 11.49  $ 13.33  $ 14.74  $ 16.51  $ 18.71
INCOME DIVIDENDS..   $   .05   $   .28  $   .32  $   .32  $   .09  $   .47
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $    --  $    --  $   .37  $    --  $   .76
FUND TOTAL
RETURN (%)........     -1.07      -.54    19.16    16.05    19.90    21.61
INDEX TOTAL
RETURN (%)........      4.30       .49    20.72    19.02    23.64    22.21

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year and life of Fund would have been lower.



                           4 - Scudder Balanced Fund

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Common Stocks                      58%
Fixed Income Holdings              38%
Cash Equivalents                    4%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's diversification
in large company growth
stocks and investment
grade bonds was
particularly valuable as
volatility continued in
the equity markets.

--------------------------------------------------------------------------
FIXED INCOME HOLDINGS
(Excludes 4% Cash Equivalents)
--------------------------------------------------------------------------
Type
--------------------------------------------
Corporate Bonds                          42%
U.S. Government & Agencies               32%
U.S. Government Mortgages                16%
Foreign Bonds -- U.S.
$ Denominated                             4%
Asset-Backed Securities                   6%
--------------------------------------------
                                        100%
--------------------------------------------

Quality
--------------------------------------------
AAA                                      59%
AA                                        8%
A                                        19%
BBB                                      14%
--------------------------------------------
                                        100%
--------------------------------------------

The Fund's AA average
quality rating in the fixed
income portion was
maintained.

--------------------------------------------------------------------------
EQUITY HOLDINGS
--------------------------------------------------------------------------
Health                                   21%
Consumer Staples                         20%
Technology                               15%
Consumer Discretionary                   12%
Manufacturing                            10%
Media                                     8%
Financial                                 6%
Durables                                  5%
Service Industries                        3%
---------------------------------------------
                                        100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Five Largest Equity Holdings
--------------------------------------------
1.   GENERAL ELECTRIC CO.
     Leading producer of electrical equipment
2.   PROCTER & GAMBLE CO.
     Diversified manufacturer of
     consumer products
3.   PFIZER, INC.
     Leading international pharmaceutical company
4.   COCA-COLA CO., INC.
     International soft drink company
5.   HOME DEPOT, INC.
     Building supply/home improvement stores


A continuing emphasis on high quality, large-cap growth stocks -- one of the strongest performing sectors -- were important contributors to the Fund's outperformance.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                           5 - Scudder Balanced Fund

                         Portfolio Management Discussion

We interviewed lead portfolio manager, Valerie A. Malter, about the market environment and the Fund's performance for the six-month period ended June 30, 1998. Below are highlights of our discussion with Ms. Malter.

Q: The six-month performance of the stock and bond markets would seem to indicate another period of solid returns. However, the path to that performance was anything but a straight line, especially in the second quarter. What is your assessment?

A: The stock market added to its gains over the six months, but with increased volatility during the second quarter. Many investors became concerned about worsening economic conditions in Asia and the strong U.S. dollar, which caused a temporary pullback. Clearly, the underlying strong fundamentals of the U.S. economy are impressive when compared with the deteriorating conditions in many parts of the world, and those characteristics helped stocks recover in the final weeks of the period. On the fixed income front, bonds continued to benefit from a decline in interest rates and inflation remained a non-issue as growth moderated over the six months.

Q: How did the Fund's two areas of concentration -- large company growth stocks and investment grade bonds -- perform in this environment?

A: The Fund's equity holdings benefited from our careful security selection as well as the strong performance of large-cap growth stocks -- the best performing sector of the U.S. stock market over the six months. This story of outperformance is told by the 20.37% return of the unmanaged Russell 1000 Growth Index (an index of large-cap growth stocks), which compares to the 17.71% return of the widely followed S&P 500 Index. The fixed income sector remained a stalwart performer, returning 3.92% for the six months as measured by the unmanaged Lehman Aggregate Bond Index. Bonds benefited from the declining interest rate environment and a renewed interest on the part of investors in the relatively safe and consistent returns of this asset class.

Q:  How did the Fund perform?

A: The Fund returned 12.69% for the six-month period, ranking it in the top 9% of 409 balanced funds tracked by Lipper Analytical Services. The Fund's strong performance relative to other balanced funds extended beyond the short term with the Fund ranking in the top 16% of 373 funds for the one-year, the top 24% of 256 funds for the three-year, and in the top 27% of 131 funds for the five-year periods as of June 30, 1998.

Q: The equity portion of the portfolio represented about 60% of assets throughout the period. How did you manage it?

A: The Fund's equity position is constructed company by company with a focus on businesses which we believe have solid long-term franchises, focused and experienced management teams, and sustainable above average earnings growth. From an industry sector standpoint, we have taken a relatively neutral approach because we strongly believe that significant overweighting or underweighting of sectors could detract from performance. Our focus is on individual stock

                           6 - Scudder Balanced Fund
selection, where we think we can add the most value.

Q: Among the Fund's equity holdings, what areas contributed significantly to performance?

A: The two best performing sectors were healthcare, particularly large pharmaceutical stocks, and consumer discretionary stocks, where nearly all holdings registered strong gains. The technology sector was volatile and provided mixed results. In the last three months of the period it was the best performing sector in April, among the worst performers in May, and at the top of the list again in June. The equity portfolio benefited significantly from its lack of exposure to energy stocks, which underperformed for most of the period.

Q: Are there any individual names you'd like to mention?

A: There are a few. We are glad that many of the stocks which performed well in the first quarter (second and third tier stocks) were replaced by companies that are clear leaders in their respective industries. Home Depot, WalMart, American International Group, Microsoft, Cisco Systems, and Lucent Technologies were strong performers overall. The Fund also benefited from noteworthy performances from Costco, which continues to deliver consistent 6%-7% "same store" sales growth, and Royal Caribbean Cruise, a name we added earlier in the year to participate in the rapid growth in the demand for leisure cruises. Clear Channel Communications and Outdoor Systems, our two favorite media names continue to deliver results ahead of expectations. On the healthcare front, large pharmaceutical companies performed well, fueled by continued strong demand for new drugs such as Viagra from Pfizer, Lipitor and Rezulin from Warner Lambert, Claritin from Schering Plough, and Zyprexa from Eli Lilly.

Q: How did the bond market perform over the six-month period?

A: Bonds provided attractive income and total returns, as yields on long term bonds generally declined, causing bond prices to rise. With no inflation to speak of and the economy still growing at a moderate pace, the 30-year Treasury bond yield closed the period at 5.63%, down from 5.92% at the beginning of the six-month period.

Q: What is your strategy in managing the fixed income portion of the portfolio?

A: We manage this portion of the Fund with a diversified approach, which generally means maintaining broad exposure to a range of securities in the corporate, Treasury, and mortgage-backed sectors. As we have seen in the past few quarters, Treasury bonds, despite having lower yields, can generate excellent returns. While we usually overweight corporates to gain a yield advantage, other sectors also can provide valuable components to overall returns. Over the six-month period we continued with our strategy of lengthening portfolio duration as interest rates declined. At the end of the period duration stood at 5.4 years, up from 4.9 years at the end of 1997. The overall quality of the fixed income portion of the portfolio remained essentially unchanged, at "AA" as of June 30.

In the corporate bond sector, we emphasized non-cyclicals, that is, bonds that tend to be less affected by changes in the economic or business cycle, such as


                           7 - Scudder Balanced Fund
cable, defense, and telecommunications issues. We also increased our weighting in the oil sector, an area that has underperformed for some time. With the price of oil dipping to record lows recently, we regarded a number of oil issues as buying opportunities which included Anadarko, Phillips, Enron, and Ocean Energy. In the mortgage sector, we continued with an underweighted position due to expectations of slightly weaker performance.

Q: What is your outlook for the stock and bond markets?

A: The aftershocks from the economic crisis in Asia will likely increase in the second half of the year. Combined with a strong dollar, and slower economic growth, we view any increase in interest rates by the Federal Reserve as unlikely, at least in the near term. Overall, we are keenly aware of the relatively high prices of stocks and will keep this in mind as we continue to seek high quality growth companies that we believe are able to deliver the earnings growth expected of them. We believe that Scudder Balanced Fund will continue to provide attractive and consistent performance over time, with reduced volatility, through investment in a portfolio of quality stocks and bonds.






                           8 - Scudder Balanced Fund

                                       Glossary of Investment Terms


 CONSUMER DISCRETIONARY/          Two classifications of companies engaged in
 CONSUMER STAPLES                 businesses that cater to consumers. The
                                  consumer discretionary (also known as
                                  consumer cyclicals) category includes
                                  companies that produce non-essential goods and services that are desired by consumers, e.g., entertainment, fashion apparel, hotels, and jewelry. The consumer staples category includes companies that sell goods and services required by consumers, e.g., beverages, food, and clothing. Such stocks are generally more resistant to a decline in the overall economy.

 COUPON The interest rate the bond issuer promises to pay to the bondholder until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon and a $1,000 face value pays investors $100 a year.

 DURATION A measure of the portfolio's sensitivity to changes in interest rates. If an investment portfolio has a duration of 5 years and interest rates decline by 1% from present levels, the value of the portfolio would rise by about 5% and vice versa.

 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly-traded companies is frequently divided into large-, mid-, and small-capitalizations. "Large-cap" stocks tend to be more liquid and less volatile.

 OVER/UNDER WEIGHTING             Refers to the allocation of assets -- usually
                                  by sector, industry, or country -- within an investment portfolio relative to a benchmark index or investment universe.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                           9 - Scudder Balanced Fund

              Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.8%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1998 at
  5.75%, to be repurchased at $5,643,901 on 7/1/1998, collateralized by a                                          -----------
  $6,070,000 U.S. Treasury Bill, 6/24/1999 (Cost $5,643,000) ............................      5,643,000             5,643,000
                                                                                                                   -----------
Commercial Paper 1.0%
------------------------------------------------------------------------------------------------------------------------------
Prudential Funding Corp. 5.59%, 7/2/1998 (Cost $2,000,000) ..............................      2,000,000             2,000,000
                                                                                                                   -----------
U.S. Government & Agencies 12.5%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 6.875%, 7/31/1999 ...................................................      1,000,000             1,013,910
U.S. Treasury Note, 5.5%, 2/29/2000 .....................................................      1,000,000               999,690
U.S. Treasury Note, 5.75%, 10/31/2000 ...................................................      2,750,000             2,762,898
U.S. Treasury Note, 5.625%, 12/31/2002 ..................................................      5,000,000             5,021,842
U.S. Treasury Note, 6.25%, 2/28/2002 ....................................................      2,500,000             2,557,425
U.S. Treasury Note, 5.5%, 5/31/2003 .....................................................        500,000               500,080
U.S. Treasury Note, 6.5%, 5/15/2005 .....................................................        750,000               791,603
U.S. Treasury Note, 5.625%, 2/15/2006 ...................................................      2,500,000             2,510,150
U.S. Treasury Note, 6.25%, 2/15/2007 ....................................................      1,000,000             1,047,190
U.S. Treasury Bond, 7.25%, 5/15/2016 ....................................................      6,750,000             7,908,030
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government & Agencies (Cost $24,902,894)                                                                 25,112,818
------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Assoc. 0.0%
------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 9.5%, 8/15/2019 (Cost $18,278) ......         16,841                18,233
                                                                                                                   -----------
U.S. Government Agency Pass-thrus 4.2%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6.5% with various maturities to 1/1/2026 .........      3,008,442             3,002,786
Federal National Mortgage Association, 7% with various maturities to 9/1/2026 ...........      5,466,519             5,544,529
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-thrus (Cost $8,202,995)                                                            8,547,315
------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 1.3%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 8% with various maturities to 4/1/2008 ................      1,145,110             1,173,497
Residential Asset Securitization Trust, Series 1997-A6, 7.25%, 9/25/2012 ................      1,541,000             1,543,408
------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $2,738,988)                                                          2,716,905
------------------------------------------------------------------------------------------------------------------------------

Foreign Bonds -- U.S.$ Denominated 1.6%
------------------------------------------------------------------------------------------------------------------------------
Norsk Hydro A/S, 7.75%, 6/15/2023 .......................................................      1,000,000             1,138,370
Province of Ontario Global, 6%, 2/21/2006 ...............................................      1,000,000               996,060
Saga Petroleum A/S, 7.25%, 9/23/2027 ....................................................      1,000,000             1,011,570
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds-- U.S.$  Denominated (Cost $3,071,940)                                                           3,146,000
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           10 - Scudder Balanced Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Asset Backed 2.5%
------------------------------------------------------------------------------------------------------------------------------
Automobile Receivables 1.0%
Ford Credit Automobile Trust, Series 1996-A A4, 6.75%, 9/15/2000 ........................      1,000,000             1,008,120
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 .........      1,000,000             1,009,680
                                                                                                                   -----------
                                                                                                                     2,017,800
                                                                                                                   -----------
Credit Card Receivables 1.0%
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ................................      1,000,000               997,070
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/2003 .....................        933,332               934,500
                                                                                                                   -----------
                                                                                                                     1,931,570
                                                                                                                   -----------
Home Equity Loans 0.5%
First Plus Home Loan Trust, Series 1998, 6.25%, 11/10/2016 ..............................      1,000,000               999,063
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $4,929,511)                                                                                 4,948,433
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 16.2%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.5%
ITT Corp., 7.375%, 11/15/2015 ...........................................................      1,000,000               926,540
                                                                                                                   -----------
Consumer Staples 1.0%
Bass America Inc., 6.625%, 3/1/2003 .....................................................      1,500,000             1,523,955
Seagram Co., Ltd., 8.35%, 1/15/2022 .....................................................        500,000               582,140
                                                                                                                   -----------
                                                                                                                     2,106,095
                                                                                                                   -----------
Financial 4.9%
Associates Corp. of North America, 6.625%, 5/15/2001 ....................................        500,000               507,515
Capital One Bank, Medium Term Note, 5.95%, 2/15/2001 ....................................      1,000,000               991,940
First USA Bank, 5.85%, 2/22/2001 ........................................................      1,000,000               995,550
Fleet Financial Group, 6.875%, 1/15/2028 ................................................      1,000,000             1,024,190
General Electric Capital Corp., 6.02%, 5/1/2001 .........................................      1,000,000             1,005,000
General Electric Capital Services Inc., 7.5%, 8/21/2035 .................................        250,000               292,718
ICI Investments, 6.75%, 8/7/2002 ........................................................      1,000,000             1,016,400
Lehman Brothers Holding Corp., Medium Term Note, 6.33%, 8/1/2000 ........................      1,000,000             1,005,540
Simon Debartolo Group, Inc., 6.625%, 6/15/2003 ..........................................      2,000,000             1,999,400
Southern National Corp., 7.05%, 5/23/2003 ...............................................      1,000,000             1,035,700
                                                                                                                   -----------
                                                                                                                     9,873,953
                                                                                                                   -----------
Media 2.5%
Cox Communications, Inc., 6.85%, 1/15/2018 ..............................................      1,000,000             1,005,000
News America, Inc., 7.25%, 5/18/2018 ....................................................      1,000,000             1,024,660
TCA Cable TV, Inc., 6.53%, 2/1/2028 .....................................................      1,000,000             1,003,604

    The accompanying notes are an integral part of the financial statements.


                           11 - Scudder Balanced Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 9.125%, 1/15/2013 ....................................................      1,000,000             1,217,050
Time Warner, Inc., 6.875%, 6/15/2018 ....................................................        750,000               752,925
                                                                                                                   -----------
                                                                                                                     5,003,239
                                                                                                                   -----------
Service Industries 0.5%
ServiceMaster L.P., 7.45%, 8/15/2027 ....................................................      1,000,000             1,026,875
                                                                                                                   -----------
Durables 1.4%
Martin Marietta Corp., 6.5%, 4/15/2003 ..................................................      1,000,000             1,010,680
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ....................      1,000,000             1,026,940
Northrop Grumman Corp., 7%, 3/1/2006 ....................................................        750,000               775,695
                                                                                                                   -----------
                                                                                                                     2,813,315
                                                                                                                   -----------
Manufacturing 0.3%
Nova Corp. of Alberta, 7.875%, 4/1/2023 .................................................        500,000               576,335
                                                                                                                   -----------
Technology 1.6%
Loral Corp., 8.375%, 6/15/2024 ..........................................................      1,000,000             1,208,260
Pitney Bowes, Inc., 6.27%, 1/20/2012 ....................................................      2,000,000             2,002,500
                                                                                                                   -----------
                                                                                                                     3,210,760
                                                                                                                   -----------
Energy 1.5%
PanEnergy Corp., 7.375%, 9/15/2003 ......................................................      1,000,000             1,048,460
Phillips Petroleum Corp., 6.65%, 7/15/2018 ..............................................      1,000,000               996,900
Pioneer Natural Resources Co., 7.2%, 1/15/2028 ..........................................      1,000,000               973,750
                                                                                                                   -----------
                                                                                                                     3,019,110
                                                                                                                   -----------
Transportation 0.5%
Continental Airlines Inc. Series 1997-1A, 7.461%, 4/1/2015 ..............................        991,014             1,060,484
                                                                                                                   -----------
Utilities 1.5%
PacifiCorp, 6.15%, 1/15/2008 ............................................................      2,000,000             1,981,400
Public Service Co. of Colorado, 6%, 4/15/2003 ...........................................      1,000,000               993,750
                                                                                                                   -----------
                                                                                                                     2,975,150
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $32,013,611)                                                                            32,591,856
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 57.9%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 7.0%
Department & Chain Stores 6.2%
Consolidated Stores Corp.* ..............................................................         25,800               935,250
Costco Companies, Inc.* .................................................................         30,500             1,923,406
Dayton Hudson Corp. .....................................................................         22,200             1,076,700

    The accompanying notes are an integral part of the financial statements.


                           12 - Scudder Balanced Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Home Depot, Inc. ........................................................................         47,300             3,928,856
Nordstrom, Inc. .........................................................................         18,000             1,390,500
Wal-Mart Stores, Inc. ...................................................................         54,800             3,329,100
                                                                                                                   -----------
                                                                                                                    12,583,812
                                                                                                                   -----------
Hotels & Casinos 0.8%
Royal Caribbean Cruises Ltd. ............................................................         19,400             1,542,300
                                                                                                                   -----------
Consumer Staples 11.7%
Alcohol & Tobacco 1.1%
Philip Morris Companies, Inc. ...........................................................         56,300             2,216,813
                                                                                                                   -----------
Food & Beverage 4.6%
Coca-Cola Co., Inc. .....................................................................         51,800             4,428,900
H.J. Heinz Co. ..........................................................................         42,800             2,402,150
Interstate Bakeries Corp. ...............................................................         40,100             1,330,819
Suiza Foods Corp.* ......................................................................         18,600             1,110,188
                                                                                                                   -----------
                                                                                                                     9,272,057
                                                                                                                   -----------
Package Goods/Cosmetics 6.0%
Colgate-Palmolive Co. ...................................................................         34,700             3,053,600
Estee Lauder Companies "A" ..............................................................         17,600             1,226,500
Gillette Co. ............................................................................         52,152             2,956,367
Procter & Gamble Co. ....................................................................         53,700             4,890,056
                                                                                                                   -----------
                                                                                                                    12,126,523
                                                                                                                   -----------
Health 12.1%
Health Industry Services 2.5%
HBO & Company, Inc. .....................................................................         48,000             1,692,000
HEALTHSOUTH Corp.* ......................................................................         59,800             1,595,913
Total Renal Care Holdings, Inc.* ........................................................         49,600             1,711,200
                                                                                                                   -----------
                                                                                                                     4,999,113
                                                                                                                   -----------
Hospital Management 0.7%
Tenet Healthcare Corp. ..................................................................         42,900             1,340,625
                                                                                                                   -----------
Medical Supply & Specialty 0.5%
Guidant Corp. ...........................................................................         14,400             1,026,900
                                                                                                                   -----------
Pharmaceuticals 8.4%
Bristol-Myers Squibb Co. ................................................................         20,700             2,379,206
Eli Lilly & Co. .........................................................................         35,838             2,367,548
Johnson & Johnson .......................................................................         19,400             1,430,750
Merck & Co., Inc. .......................................................................         20,700             2,768,625

    The accompanying notes are an integral part of the financial statements.


                           13 - Scudder Balanced Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc. ............................................................................         44,200             4,803,988
Schering-Plough Corp. ...................................................................         13,400             1,227,775
Warner-Lambert Co. ......................................................................         27,300             1,893,938
                                                                                                                   -----------
                                                                                                                    16,871,830
                                                                                                                   -----------
Financial 3.7%
Banks 0.5%
First Union Corp. .......................................................................         18,700             1,089,275
                                                                                                                   -----------
Insurance 3.2%
American International Group, Inc. ......................................................         25,625             3,741,250
MBIA, Inc. ..............................................................................         17,600             1,317,800
UNUM Corp. ..............................................................................         25,000             1,387,500
                                                                                                                   -----------
                                                                                                                     6,446,550
                                                                                                                   -----------
Media 4.4%
Advertising 1.8%
Interpublic Group of Companies, Inc. ....................................................         30,300             1,838,831
Outdoor Systems, Inc.* ..................................................................         64,762             1,813,336
                                                                                                                   -----------
                                                                                                                     3,652,167
                                                                                                                   -----------
Broadcasting & Entertainment 2.6%
Clear Channel Communications, Inc.* .....................................................         23,200             2,531,700
Univision Communication, Inc.* ..........................................................         37,800             1,408,050
Walt Disney Co. .........................................................................         11,200             1,176,700
                                                                                                                   -----------
                                                                                                                     5,116,450
                                                                                                                   -----------
Service Industries 1.4%
Miscellaneous Commercial Services 0.6%
AccuStaff, Inc.* ........................................................................         39,200             1,225,000
                                                                                                                   -----------
Miscellaneous Consumer Services 0.8%
Service Corp. International .............................................................         38,700             1,659,263
                                                                                                                   -----------
Durables 3.1%
Aerospace 0.8%
AlliedSignal Inc. .......................................................................         36,700             1,628,563
                                                                                                                   -----------
Telecommunications Equipment 2.3%
Ascend Communications, Inc.* ............................................................         35,200             1,744,600
Lucent Technologies, Inc. ...............................................................         35,700             2,969,794
                                                                                                                   -----------
                                                                                                                     4,714,394
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           14 - Scudder Balanced Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Manufacturing 5.6%
Chemicals 0.7%
Monsanto Co. ............................................................................         25,000             1,396,875
                                                                                                                   -----------
Diversified Manufacturing 4.3%
General Electric Co. ....................................................................         71,000             6,461,000
Textron, Inc. ...........................................................................         30,500             2,186,469
                                                                                                                   -----------
                                                                                                                     8,647,469
                                                                                                                   -----------
Machinery/Components/Controls 0.6%
Federal-Mogul Corp. .....................................................................         18,500             1,248,750
                                                                                                                   -----------
Technology 8.9%
Computer Software 4.0%
Cadence Design System, Inc.* ............................................................         31,100               971,875
Computer Associates International, Inc. .................................................         27,625             1,534,914
Microsoft Corp.* ........................................................................         35,300             3,825,638
PeopleSoft, Inc.* .......................................................................         38,200             1,795,400
                                                                                                                   -----------
                                                                                                                     8,127,827
                                                                                                                   -----------
EDP Peripherals 0.5%
EMC Corp.* ..............................................................................         23,600             1,057,575
                                                                                                                   -----------
Electronic Data Processing 0.9%
Sun Microsystems, Inc.* .................................................................         40,600             1,763,563
                                                                                                                   -----------
Office/Plant Automation 1.4%
Cisco Systems, Inc.* ....................................................................         29,450             2,711,241
                                                                                                                   -----------
Semiconductors 2.1%
Intel Corp. .............................................................................         43,200             3,202,200
Linear Technology Corp. .................................................................         16,800             1,013,250
                                                                                                                   -----------
                                                                                                                     4,215,450
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $70,867,920)                                                                             116,680,385
------------------------------------------------------------------------------------------------------------------------------

Purchased Options 0.0%
------------------------------------------------------------------------------------------------------------------------------
Chicago Board of Trade U.S. Treasury Bond Put, expires 8/21/98 (Cost $75,229) ...........             60                19,687
                                                                                                                   -----------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $154,464,366) (a)                                                       201,424,632
------------------------------------------------------------------------------------------------------------------------------

   * Non-income producing security.

 (a) The cost for federal income tax purposes was $154,540,954. At June 30, 1998, net unrealized appreciation for all securities based on tax cost was $46,883,678. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $47,785,305 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $901,627.

    The accompanying notes are an integral part of the financial statements.


                           15 - Scudder Balanced Fund

                              Financial Statements

                      Statement of Assets and Liabilities
                        as of June 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $154,464,366) ...............      $ 201,424,632
                 Cash ................................................................                436
                 Receivable for investments sold .....................................          2,351,976
                 Dividends and interest receivable ...................................          1,076,571
                 Receivable for Fund shares sold .....................................          1,060,253
                 Other assets ........................................................              1,159
                                                                                           ----------------
                 Total assets ........................................................        205,915,027

Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................          2,643,714
                 Payable for Fund shares redeemed ....................................            386,116
                 Accrued management fee ..............................................            114,386
                 Other payables and accrued expenses .................................            102,129
                                                                                           ----------------
                 Total liabilities ...................................................          3,246,345
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 202,668,682
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income (loss) ..........................            116,906
                 Net unrealized appreciation (depreciation) on investments ...........         46,960,266
                 Accumulated net realized gain (loss) ................................          6,117,505
                 Paid-in capital .....................................................        149,474,005
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 202,668,682
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($202,668,682 / 10,834,511 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .......................................................             $18.71
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                           16 - Scudder Balanced Fund

                             Statement of Operations

                   six months ended June 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $    2,508,634
                 Dividends (net of foreign taxes withheld of $3,242) .................             517,500
                                                                                           ----------------
                                                                                                 3,026,134
                 Expenses:
                 Management fee ......................................................             623,985
                 Services to shareholders ............................................             396,887
                 Custodian and accounting fees .......................................              40,182
                 Trustees' fees and expenses .........................................              18,824
                 Reports to shareholders .............................................              30,589
                 Auditing ............................................................              19,548
                 Registration fees ...................................................              14,575
                 Legal ...............................................................               7,421
                 Other ...............................................................               3,779
                                                                                           ----------------
                 Total expenses before reductions ....................................           1,155,790
                 Expense reductions ..................................................           (104,241)
                                                                                           ----------------
                 Expenses, net .......................................................           1,051,549
                -------------------------------------------------------------------------------------------
                 Net investment income                                                           1,974,585
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................           6,259,580
                 Futures .............................................................            (32,043)
                                                                                           ----------------
                                                                                                 6,227,537
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................          13,133,707
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     19,361,244
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   21,335,829
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           17 - Scudder Balanced Fund

                       Statement of Changes in Net Assets

                                                                                      Six Months
                                                                                         Ended
                                                                                       June 30,         Year Ended
                                                                                         1998          December 31,
Increase (Decrease) in Net Assets                                                     (Unaudited)          1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................     $  1,974,585      $  3,186,362
                 Net realized gain (loss) from investment transactions ........        6,227,537         6,767,432
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ..................       13,133,707        18,257,895
                                                                                  ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations .................................................       21,335,829        28,211,689
                                                                                  ----------------  ----------------
                 Distributions to shareholders:
                 From net investment income ...................................       (1,963,338)       (3,153,021)
                                                                                  ----------------  ----------------
                 From net realized gains ......................................         (798,328)       (6,023,486)
                                                                                  ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................       42,619,016        58,695,668
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..............................        2,684,551         8,964,419
                 Cost of shares redeemed ......................................      (19,920,956)      (37,524,903)
                                                                                  ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ...............................................       25,382,611        30,135,184
                                                                                  ----------------  ----------------
                 Increase (decrease) in net assets ............................       43,956,774        49,170,366
                 Net assets at beginning of period ............................      158,711,908       109,541,542
                 Net assets at end of period (including undistributed
                   net investment income of $116,906 and $105,659,                ----------------  ----------------
                   respectively) ..............................................     $202,668,682      $158,711,908
                                                                                  ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ....................        9,416,710         7,502,830
                                                                                  ----------------  ----------------
                 Shares sold ..................................................        2,389,582         3,666,310
                 Shares issued to shareholders in reinvestment of
                   distributions ..............................................          147,358           542,526
                 Shares redeemed ..............................................       (1,119,139)       (2,294,956)
                                                                                  ----------------  ----------------
                 Net increase (decrease) in Fund shares .......................        1,417,801         1,913,880
                                                                                  ----------------  ----------------
                 Shares outstanding at end of period ..........................       10,834,511         9,416,710
                                                                                  ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           18 - Scudder Balanced Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                           January 4, 1993
                                                                                                           (commencement
                                           Six Months Ended                                               of operations) to
                                           June 30, 1998(a)           Years Ended December 31,               December 31,
                                              (Unaudited)    1997(a)     1996(a)      1995       1994            1993
----------------------------------------------------------------------------------------------------------------------------
                                             ----------------------------------------------------------------------------
Net asset value, beginning of period ....     $ 16.85       $ 14.60     $ 14.12     $ 11.63    $ 12.23        $ 12.00
Income from investment operations:           ----------------------------------------------------------------------------
Net investment income ...................         .20           .38         .36         .32        .31            .26
Net realized and unrealized gain (loss)
  on investments ........................        1.93          2.91        1.25        2.74       (.60)           .23
                                             ----------------------------------------------------------------------------
Total from investment operations ........        2.13          3.29        1.61        3.06      (.29)            .49
                                             ----------------------------------------------------------------------------
Less distributions from:
Net investment income ...................        (.19)         (.36)       (.34)       (.32)      (.31)          (.26)
Net realized gains on investment
  transactions ..........................        (.08)         (.68)       (.79)       (.25)        --             --
                                             ----------------------------------------------------------------------------
Total distributions .....................        (.27)        (1.04)      (1.13)       (.57)      (.31)          (.26)
                                             ----------------------------------------------------------------------------
                                             ----------------------------------------------------------------------------
Net asset value, end of period ..........     $ 18.71       $ 16.85     $ 14.60     $ 14.12    $ 11.63        $ 12.23
                                             ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ....................       12.69**       22.78       11.54       26.48      (2.39)          4.12*
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..         203           159         110          90         66             64
Ratio of operating expenses, net to
  average daily net assets (%) ..........        1.18*         1.02        1.00        1.00       1.00           1.00
Ratio of operating expenses before
  expense reductions, to average daily
  net assets (%) ........................        1.30*         1.37        1.37        1.40       1.47           1.53
Ratio of net investment income to average
  daily net assets (%) ..................        2.22*         2.32        2.42        2.51       2.66           2.43
Portfolio turnover rate (%) .............        75.9*         43.2        69.7       103.3      105.4           99.3

(a)  Based on monthly average shares outstanding during the period.
(b)  Total returns would have been lower had certain expenses not been reduced.
*    Annualized
**   Not Annualized

                           19 - Scudder Balanced Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on U.S. Treasury Bonds as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options on U.S. Treasury Bonds as a temporary substitute for purchasing selected investments.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects


                           20 - Scudder Balanced Fund
to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased index securities futures as a temporary substitute for purchasing selected investments and sold index securities futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.


                           21 - Scudder Balanced Fund

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations) aggregated $62,628,966 and $40,935,407, respectively. Purchases and sales of direct U.S. Government obligations aggregated $31,421,106 and $22,359,927, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1998 was $143,120,308.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of .70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser agreed not to impose all or a portion of its management fee until April 30, 1998 and to maintain the annualized expenses of the Fund at not more than 1.10% of average daily net assets. Accordingly, for the six months ended June 30, 1998, the Adviser did not impose a portion of its fees amounting to $104,241, and the portion imposed amounted to $519,744, of which $114,386 is unpaid at June 30, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SSC aggregated $159,290, of which $27,148 is unpaid at June 30, 1998.


                           22 - Scudder Balanced Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by STC aggregated $199,470, of which $36,718 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $27,898, of which $4,610 is unpaid at June 30, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Trustees' fees and expenses aggregated $18,824.




                           23 - Scudder Balanced Fund

                                      Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley Colleege

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Kelly D. Babson*
Vice President

Jerard K. Hartman*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Stephen A. Wohler*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                           24 - Scudder Balanced Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           25 - Scudder Balanced Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           26 - Scudder Balanced Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           27 - Scudder Balanced Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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